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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              ---------------------------------------------------

We consent to the incorporation by reference in the following Registration Statement of our report dated June 26, 1998, with respect to the financial statements and schedules of the IndyMac/INMC Mortgage Holdings, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the six month period ended December 31, 1997:

              Registration         Form         Description
               Statement           ----         -----------
                 Number
              ------------

              333-36085            S-8      Registration of 401(k) Plan Stock

GRANT THORNTON LLP

Los Angeles California
June 26, 1998